EXHIBIT 99.2
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                    CERTIFICATION PURSUANT TO
                     18 U.S.C SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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The undersigned hereby certifies, in my capacity as an officer of
Boston Edison, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


  (i)  the enclosed Quarterly Report of Boston Edison on Form 10-
       Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


  (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of Boston Edison.


Dated:  May 9, 2003            By:   /s/ JAMES J. JUDGE
                                     James J. Judge
                                     Senior Vice President,
                                     Treasurer and
                                     Chief Financial Officer

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